Morgan Stanley North American Government Income Trust    Two World Trade Center,
Letter to the Shareholders April 30, 2001               New York, New York 10048




DEAR SHAREHOLDER:

During the six-month period ended April 30, 2001, declining equity values dominated the financial markets. Stock prices fell on reports of economic weakness and disappointing earnings. U.S. Treasury securities rallied on the belief that the Federal Reserve Board would respond to the weakness in the economy and the equity markets by cutting interest rates aggressively. The Fed's rate cuts on January 3, 2001, and in April, surprised investors, but the easings on January 31 and March 20, were widely anticipated. Short-term securities benefited the most from the rate cuts. The yield curve steepened over the last six months as yields on shorter maturities declined more than those of longer-dated Treasuries. The yield on the three-month Treasury bill declined 388 basis points during the period, to close at 3.88 percent on April 30, 2001. The spread between the two-year U.S. Treasury note and the 30-year U.S. Treasury bond increased from negative 12 basis points at the end of October to 152 basis points at the end of April 2001. The yield on the 10-year U.S. Treasury, which is most often used as a benchmark in the mortgage sector, fell 41 basis points to close at 5.34 percent, while the yield on the 30-year was unchanged at 5.78 percent. As interest rates declined, mortgage rates also fell, resulting in sharp increases in refinancing activity and prepayment.

PERFORMANCE AND PORTFOLIO STRATEGY

On June 18, 2001, Morgan Stanley Dean Witter North American Government Income Trust was renamed Morgan Stanley North American Government Income Trust. For the six-month period ended April 30, 2001, the Fund posted a total return of
4.41 percent, compared to 5.71 percent for the Lehman Brothers Short (1-5) U.S. Government Index.*


---------------------
* The Lehman Brothers U.S. Government Index (1-5 Years) measures the performance of all U.S. government agency and Treasury securities with maturities of one to five years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley North American Government Income Trust
Letter to the Shareholders April 30, 2001, continued

As of April 30, 2001, 100 percent of the Fund's portfolio was invested in issues from the United States. TCW Investment Management Company (TCW), the Fund's sub-advisor, continues to emphasize high-quality mortgage-backed securities, including various types of AAA-rated collateralized mortgage obligations (CMOs), pass-through securities and adjustable-rate mortgages
(ARMs). The Fund is currently on the sidelines with respect to investing in both the Mexican and Canadian markets. TCW continues to monitor these markets for investment opportunities believed to be attractive relative to those in the United States.


LOOKING AHEAD

There has been some evidence that the pace of economic growth has picked up since the fourth quarter of 2000. However, TCW believes that the persistent weakness in manufacturing, together with the decline in the stock market, are concerns. Reports of increasing price pressures have been downplayed as arising from demand pressures that are no longer present. The mortgage sector is once again confronting a wave of refinancing activity, a direct result of the interest-rate declines of the past several months. Improved technology and widespread media coverage have heightened the consumer response to refinancing opportunities. TCW expects further increases in refinancing and prepayment-rate activity. The sub-advisor continues to emphasize call protection in an effort to manage exposure to prepayment risk.

Following the close of the reporting period, The TCW Group, the parent company of TCW Investment Management Company, entered into a definitive agreement for the sale of its majority interest to Societe Generale Asset Management, S.A.

SG Asset Management, its parent, Societe Generale, S.A., and The TCW Group signed an agreement under which SG Asset Management will acquire a majority interest in The TCW Group, increasing to 70 percent over the next five years. The remaining 30 percent will be retained by the current shareholders and will be available for recirculation to employees for incentive purposes as Soci-t-G-n-rale repurchases them over time. This transaction is expected to be completed in summer 2001.

Upon consummation of the transaction, the Investment Manager's Sub-Advisory Agreement with TCW Investment Management Company will be deemed to have been assigned and, therefore, will terminate. The Fund's Board of Trustees has approved a new Sub-Advisory Agreement between the Investment Manager and TCW Investment Management Company respecting the Fund, which is substantially identical to the current Sub-Advisory Agreement. The Board of Trustees will seek shareholders' approval of the new Sub-Advisory Agreement at a meeting of shareholders scheduled to take place on June 26, 2001.

Morgan Stanley North American Government Income Trust
Letter to the Shareholders April 30, 2001, continued

Founded in 1864, Societe Generale is one of the world's leading financial services companies and, through SG Asset Management, has over $150 billion under management. With the combination of TCW, the new SG Asset Management will have more than $230 billion of assets under management.

We appreciate your ongoing support of Morgan Stanley North American Government Income Trust and look forward to continuing to serve your investment needs.


Very truly yours,

/s/ Charles A. Fiumefreddo                     /s/ Mitchell M. Merin
--------------------------                     ---------------------
CHARLES A. FIUMEFREDDO                         MITCHELL M. MERIN
Chairman of the Board                          President

Morgan Stanley North American Government Income Trust
Fund Performance April 30, 2001

                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------


Period Ended 4/30/01
---------------------------
1 Year                              8.53%(1)
5 Years                             6.88%(1)
Since Inception (7/31/92)           4.59%(1)



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST.

---------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

Morgan Stanley North American Government Income Trust
Portfolio of Investments April 30, 2001 (unaudited)


 PRINCIPAL
 AMOUNT IN                                                                     COUPON      MATURITY
 THOUSANDS                                                                      RATE         DATE         VALUE
-----------                                                                ------------- ----------- --------------
            U. S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (56.9%)
 $  1,854   Federal Home Loan Mortgage Corp. ARM .........................      8.346%     03/01/25   $ 1,885,580
    6,288   Federal National Mortgage Assoc. .............................      7.00       01/01/04     6,489,290
      477   Federal National Mortgage Assoc. .............................      9.50       06/01/20       507,032
   11,762   Government National Mortgage Assoc. II ARM ...................      6.50       08/20/29    11,858,825
    6,388   Government National Mortgage Assoc. II ARM ...................      7.00       07/20/29-
                                                                                           09/20/29     6,455,072
    2,874   Government National Mortgage Assoc. II ARM ...................      7.625      10/20/24-
                                                                                           12/20/24     2,945,521
   10,554   Government National Mortgage Assoc. II ARM ...................      7.375      06/20/22-
                                                                                           06/20/25    10,750,177
   10,625   Government National Mortgage Assoc. II ARM ...................      7.75       08/20/22    10,870,894
                                                                                                      -----------
            TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
            (Cost $50,783,519) ...................................................................     51,762,391
                                                                                                      -----------
            COLLATERALIZED MORTGAGE OBLIGATIONS (25.2%)
            U.S. GOVERNMENT AGENCIES (24.0%)
        6   Federal Home Loan Mortgage Corp. 1370 K (PAC I/O) ............  1,089.16       09/15/22       116,631
    3,941   Federal Home Loan Mortgage Corp. 2061 CD .....................      7.50       02/15/27     4,048,323
    9,233   Federal Home Loan Mortgage Corp. G 21 M ......................      6.50       10/25/23     9,338,339
    3,233   Federal National Mortgage Assoc. 1993-167 M (PAC) ............      6.00       09/25/23     3,236,906
    5,000   Federal National Mortgage Assoc. G96-1 PJ (PAC) ..............      7.50       11/17/25     5,143,750
                                                                                                      -----------
            TOTAL U.S. GOVERNMENT AGENCIES (Cost $21,716,171) ....................................     21,883,949
                                                                                                      -----------
            PRIVATE ISSUES (1.2%)
    1,046   Resolution Trust Corp. 1991-6 C1 (Cost $1,111,823) ...........      9.00       09/25/28     1,050,993
                                                                                                      -----------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $22,827,994) .........................     22,934,942
                                                                                                      -----------
            SHORT-TERM INVESTMENTS (16.8%)
            U.S. GOVERNMENT AGENCIES (a) (13.2%)
    5,000   Federal Home Loan Banks ......................................      4.27       05/08/01     4,995,848
    7,000   Federal Home Loan Mortgage Corp. .............................      4.53       05/01/01     7,000,000
                                                                                                      -----------
            TOTAL U.S GOVERNMENT AGENCIES (Cost $11,995,848) .....................................     11,995,848
                                                                                                      -----------

                       See Notes to Financial Statements

Morgan Stanley North American Government Income Trust
Portfolio of Investments April 30, 2001 (unaudited) continued


 PRINCIPAL
 AMOUNT IN                                                                    COUPON     MATURITY
 THOUSANDS                                                                     RATE        DATE          VALUE
-----------                                                                ----------- ------------ --------------

            REPURCHASE AGREEMENT (3.6%)
$  3,298    The Bank of New York (dated 04/30/01; proceeds $3,298,070) (b)
            (Cost $3,297,669) ............................................ 4.375%        05/01/01    $ 3,297,669
                                                                                                     -----------

            TOTAL SHORT-TERM INVESTMENTS (Cost $15,293,517) .....................................     15,293,517
                                                                                                     -----------

            TOTAL INVESTMENTS (Cost $88,905,030) (c) ...............................         98.9%    89,990,850

            OTHER ASSETS IN EXCESS OF LIABILITIES ..................................          1.1      1,041,094
                                                                                            -----    -----------

            NET ASSETS .............................................................        100.0%   $91,031,944
                                                                                            =====    ===========

---------------
ARM  Adjustable Rate Mortgage.
I/O  Interest-only securities.
PAC  Planned Amortization Class.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $2,359,370 Federal Home Loan Mortgage Corp. 6.704% due 12/01/29 valued at $2,322,967 and by $1,037,448 Federal National Mortgage Association 7% due 12/01/31 valued at $1,040,655.
(c) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $1,557,839 and the aggregate gross unrealized depreciation is $472,019, resulting in net unrealized appreciation of $1,085,820.


                       See Notes to Financial Statements

Morgan Stanley North American Government Income Trust
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001 (unaudited)


ASSETS:
Investments in securities, at value
  (cost $88,905,030)....................................................   $ 89,990,850
Receivable for:
   Interest ............................................................        450,212
   Shares of beneficial interest sold ..................................        664,511
   Principal paydowns ..................................................        119,209
Prepaid expenses and other assets ......................................         43,159
                                                                           ------------
   TOTAL ASSETS ........................................................     91,267,941
                                                                           ------------
LIABILITIES:
Payable for:
   Shares of beneficial interest repurchased ...........................        101,784
   Plan of distribution fee ............................................         57,434
   Investment management fee ...........................................         49,776
Payable to bank ........................................................          2,813
Accrued expenses .......................................................         24,190
                                                                           ------------
   TOTAL LIABILITIES ...................................................        235,997
                                                                           ------------
   NET ASSETS ..........................................................   $ 91,031,944
                                                                           ============
COMPOSITION OF NET ASSETS:
Paid-in-capital ........................................................   $321,694,550
Net unrealized appreciation ............................................      1,085,820
Accumulated undistributed net investment income ........................        455,980
Accumulated net realized loss ..........................................   (232,204,406)
                                                                           ------------
   NET ASSETS ..........................................................   $ 91,031,944
                                                                           ============
NET ASSET VALUE PER SHARE
  10,402,280 shares outstanding (unlimited shares authorized of $.01 par
  value) ...............................................................          $8.75
                                                                                  =====



                       See Notes to Financial Statements

Morgan Stanley North American Government Income Trust
Financial Statements, continued

STATEMENT OF OPERATIONS
For the six months ended April 30, 2001 (unaudited)


NET INVESTMENT INCOME:
INTEREST INCOME ...............................    $3,063,918
                                                   ----------
EXPENSES
Plan of distribution fee ......................       323,772
Investment management fee .....................       292,739
Transfer agent fees and expenses ..............        82,509
Professional fees .............................        31,497
Shareholder reports and notices ...............        24,252
Registration fees .............................        10,322
Trustees' fees and expenses ...................         6,100
Custodian fees ................................         4,173
Other .........................................         5,200
                                                   ----------
   TOTAL EXPENSES .............................       780,564
Less: expense offset ..........................        (3,798)
                                                   ----------
   NET EXPENSES ...............................       776,766
                                                   ----------
   NET INVESTMENT INCOME ......................     2,287,152
                                                   ----------
Net change in unrealized depreciation .........     1,614,558
                                                   ----------
NET INCREASE ..................................    $3,901,710
                                                   ==========



                       See Notes to Financial Statements

Morgan Stanley North American Government Income Trust
Financial Statements, continued

STATEMENT OF CHANGES IN NET ASSETS



                                                                    FOR THE SIX        FOR THE YEAR
                                                                   MONTHS ENDED           ENDED
                                                                  APRIL 30, 2001     OCTOBER 31, 2000
                                                                 ----------------   -----------------
                                                                   (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ........................................     $  2,287,152       $   4,837,596
Net realized gain ............................................           --                 792,094
Net change in unrealized depreciation ........................        1,614,558            (109,419)
                                                                   ------------       -------------
   NET INCREASE ..............................................        3,901,710           5,520,271
                                                                   ------------       -------------
Dividends to shareholders from net investment income .........       (2,335,536)         (4,457,000)
                                                                   ------------       -------------
Net decrease from transactions in shares of
  beneficial interest ........................................       (2,229,714)        (29,670,526)
                                                                   ------------       -------------
   NET DECREASE ..............................................         (663,540)        (28,607,255)
NET ASSETS:
Beginning of period ..........................................       91,695,484         120,302,739
                                                                   ------------       -------------
   END OF PERIOD
   (Including undistributed net investment income of
   $455,980 and $504,364, respectively).......................     $ 91,031,944       $  91,695,484
                                                                   ============       =============

                       See Notes to Financial Statements

Morgan Stanley North American Government Income Trust
Notes to Financial Statements April 30, 2001 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley North American Government Income Trust (the "Fund"), formerly Morgan Stanley Dean Witter North American Government Income Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to earn a high level of income while maintaining relatively low volatility of principal. The Fund was organized as a Massachusetts business trust on February 19, 1992 and commenced operations on July 31, 1992.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., or TCW Investment Management Company (the "Sub-Advisor") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Fund amortizes premiums and accretes discounts based on the respective life of the securities. Interest income is accrued daily.

C. FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at

Morgan Stanley North American Government Income Trust
Notes to Financial Statements April 30, 2001 (unaudited) continued

the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. FORWARD FOREIGN CURRENCY CONTRACTS - The Fund may enter into forward contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. DOLLAR ROLLS - The Fund may enter into dollar rolls in which the Fund sells securities for delivery and simultaneously contracts to repurchase substantially similar securities at the current sales price on a specified future date. The difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") is amortized over the life of the dollar roll.

F. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.


2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following

Morgan Stanley North American Government Income Trust
Notes to Financial Statements April 30, 2001 (unaudited) continued

annual rates to the net assets of the Fund determined as of the close of each business day: 0.65% to the portion of the daily net assets not exceeding $500 million and 0.60% to the portion of the daily net assets exceeding $500 million.

Under a Sub-Advisory Agreement between the Investment Manager and the Sub-Advisor, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation.


3. PLAN OF DISTRIBUTION

Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the distribution of shares of the Fund.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.75% of the Fund's average daily net assets during the month. Expenses incurred pursuant to the Plan in any fiscal year in excess of 0.75% of the Fund's average daily net assets will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the six months ended April 30, 2001, the distribution fee was accrued at the annual rate of 0.74%.


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The proceeds from prepayments of portfolio securities, excluding short-term investments, for the six months ended April 30, 2001 were as follows:




                                        PREPAYMENTS
                                      --------------
U.S. Government Agencies ..........    $10,845,776
Private Issue CMOs ................        735,323

Morgan Stanley Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.

Morgan Stanley North American Government Income Trust
Notes to Financial Statements April 30, 2001 (unaudited) continued

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:



                                              FOR THE SIX                       FOR THE YEAR
                                              MONTHS ENDED                         ENDED
                                             APRIL 30, 2001                   OCTOBER 31, 2000
                                    -------------------------------- ----------------------------------
                                              (unaudited)
                                         SHARES          AMOUNT            SHARES            AMOUNT
                                    --------------- ----------------  ---------------- -----------------
Sold ..............................     4,448,033    $  38,920,211        27,659,513    $  235,059,575
Reinvestment of dividends .........       201,493        1,753,926           390,253         3,309,760
Repurchased .......................    (4,904,861)     (42,903,851)      (31,548,244)     (268,039,861)
                                       ----------    -------------       -----------    --------------
Net decrease ......................      (255,335)   $  (2,229,714)       (3,498,478)   $  (29,670,526)
                                       ==========    =============       ===========    ==============

6. FEDERAL INCOME TAX STATUS


At October 31, 2000, the Fund had a net capital loss carryover of approximately $232,204,000 which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 of the following years:




                               AMOUNT IN THOUSANDS
---------------------------------------------------------------------------------
     2002           2003         2004         2005      2006       2007      2008
-------------   -----------   ----------   ---------   ------   ---------   -----
    $53,086      $160,560      $14,716      $2,013      $152      $1,657     $20
    =======      ========      =======      ======      ====      ======     ===

7. REVERSE REPURCHASE AND DOLLAR ROLL AGREEMENTS


Reverse repurchase and dollar roll agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase or dollar roll agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Reverse repurchase agreements are collateralized by Fund securities with a market value in excess of the Fund's obligation under the contract.

At April 30, 2001, there were no outstanding reverse repurchase or dollar roll agreements.

Morgan Stanley North American Government Income Trust
Notes to Financial Statements April 30, 2001 (unaudited) continued

8. EXPENSE OFFSET

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.


9. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.


At April 30, 2001, there were no outstanding forward contracts.


10. CHANGE IN ACCOUNTING POLICY

Effective November 1, 2001, the Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies as revised, and, as required, begin amortizing premiums on debt securities. The cumulative effect of this accounting change will have no impact on the net assets of the Fund, but will result in a decrease in the cost of securities and a corresponding increase to unrealized appreciation/depreciation based on securities held as of October 31, 2001.

Morgan Stanley North American Government Income Trust
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                                      FOR THE SIX
                                                     MONTHS ENDED
                                                    APRIL 30, 2001
                                                ----------------------
                                                     (unaudited)
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..........     $      8.60
                                                    -----------
Income (loss) from investment operations:
 Net investment income ........................            0.18
 Net realized and unrealized gain (loss) ......            0.15
                                                    -----------
Total income from investment operations .......            0.33
                                                    -----------
Less dividends and distributions from:
 Net investment income ........................           (0.18)
 Paid-in-capital ..............................               -
                                                    -----------
Total dividends and distributions .............           (0.18)
                                                    -----------
Net asset value, end of period ................     $      8.75
                                                    ===========
TOTAL RETURN+ .................................            4.41%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ......................................            1.73%(2)(3)
Net investment income .........................            5.08%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .......     $    91,032
Portfolio turnover rate .......................            --



                                                                       FOR THE YEAR ENDED OCTOBER 31,
                                                ----------------------------------------------------------------------------
                                                      2000             1999             1998           1997         1996
                                                ---------------- ---------------- ---------------- ------------ ------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..........    $    8.50        $    8.60        $    8.59       $  8.39       $   8.33
                                                   ---------        ---------        ---------       -------       --------
Income (loss) from investment operations:
 Net investment income ........................         0.40             0.44             0.49          0.44           0.47
 Net realized and unrealized gain (loss) ......         0.06            (0.09)           (0.05)         0.19           0.04
                                                   ---------        ---------        ---------       -------       --------
Total income from investment operations .......         0.46             0.35             0.44          0.63           0.51
                                                   ---------        ---------        ---------       -------       --------
Less dividends and distributions from:
 Net investment income ........................        (0.36)           (0.38)           (0.43)        (0.43)         (0.45)
 Paid-in-capital ..............................         --              (0.07)             --            --             --
                                                   ---------        ---------        ---------       --------      --------
Total dividends and distributions .............        (0.36)           (0.45)           (0.43)        (0.43)         (0.45)
                                                   ---------        ---------        ---------       --------      --------
Net asset value, end of period ................    $    8.60        $    8.50        $    8.60       $  8.59       $   8.39
                                                   =========        =========        =========       ========      ========
TOTAL RETURN+ .................................         5.55%            4.30%            5.13%         7.80%          6.38%
RATIOS TO AVERAGE NET ASSETS:
Expenses ......................................         1.76%(3)         1.81%(3)         1.69%(3)      1.65%          1.64%
Net investment income .........................         4.58%            5.11%            5.52%         5.18%          5.71%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .......    $  91,695        $ 120,303        $ 150,441      $212,040       $350,530
Portfolio turnover rate .......................         --                 43%               8%         --               13%

-------------
+ Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3)   Does not reflect the effect of expense offset of 0.01%

                       See Notes to Financial Statements

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Philip A. Barach
Vice President

Jeffrey E. Gundlach
Vice President

Frederick H. Horton
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281


INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
Two World Trade Center
New York, New York 10048

SUB-ADVISOR

TCW Investment Management Company
865 South Figueroa Street, Suite 1800
Los Angeles, CA 90017


The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Distributors Inc., member NASD.


MORGAN STANLEY
NORTH AMERICAN
GOVERNMENT
INCOME TRUST




[GRAPHIC OMITTED]


SEMIANNUAL REPORT
April 30, 2001